Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
09/15/00


        Blended Coupon
6.0067%


        Excess Protection Level
          3 Month Average  4.42%
          October, 1997  5.15%
          September, 1997  4.08%
          August, 1997  4.03%


        Cash Yield                                  18.37%


        Investor Charge Offs                        4.61%


        Base Rate                                   8.61%


        Over 35 Day Delinquency                     4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$500,000,000.00


        Seller Participation Amount
$4,401,496,533.34